[SECRETARY OF STATE, STATE OF NEVADA letterhead]



                         CERTIFICATE OF NAME CHANGE




I, DEAN HELLER, the duly qualified and elected Nevada Secretary of State, do hereby certify that on May 2, 2003 a Certificate of Amendment to its Articles

of Incorporation changing the name to VERSATECH USA, was filed in this office by VERSATECH, INC.  Said change of name has been made in accordance with the laws of the State of Nevada and that said Certificate of Amendment is now on file and of record in this office.

                      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Carson City, Nevada, on May 7, 2003


                     /s/ DEAN HELLER

                         DEAN HELLER
                         Secretary of State

               By   /s/  [unkown]
                         Certification Clerk

[SEAL OF SECRETARY OF STATE]